THE VANTAGEPOINT FUNDS

Vantagepoint Asset Allocation Fund

Supplement dated October 12, 2010 to the Prospectus and Statement of Additional Information
dated May 1, 2010, as previously supplemented

This supplement changes the disclosure in the prospectus and statement of additional information
(“SAI”) and provides new information that should be read together with the prospectus and the SAI.

At a meeting held on October 8, 2010 (the “October Meeting”), Vantagepoint Investment Advisers, LLC (“VIA”) recommended, and the Board of Directors of The Vantagepoint Funds (the “Board”) approved a proposal to liquidate and terminate the Vantagepoint Asset Allocation Fund (the “Fund”), a series of The Vantagepoint Funds. After considering a number of factors, the Board concluded that it is in the best interest of shareholders to liquidate and terminate the Fund. The Fund is expected to discontinue operations and liquidate on or about December 3, 2010 (the “Liquidation Date”) pursuant to a Plan of Liquidation and Termination which also was approved by the Board at the October Meeting. After the close of business on the Liquidation Date, the Fund will automatically redeem shares held by remaining Fund shareholders and make liquidating distributions to those shareholders, and will cease business operations, except for those related to the liquidation and termination.

Shares of the Fund will no longer be available for purchase after the close of business on October 22, 2010. Shareholders of the Fund may submit their requests for redemptions or exchanges at any time prior to liquidation. Redemption or exchange requests received on the Liquidation Date will be processed as part of the liquidation. For information on redeeming or exchanging shares, please see “Purchases, Exchanges, and Redemptions” starting on page 127 of the Fund’s prospectus.

Following the closure of the Fund to new investments, Mellon Capital Management Corporation, the Fund’s subadviser, will begin transitioning the Fund’s portfolio so that its assets are held in cash and cash equivalents in preparation for the orderly liquidation and subsequent distribution of its assets. During this period, prior to liquidation, the Fund will no longer be pursuing its investment objective or be managed consistent with the investment strategies stated in the Fund’s prospectus. This is likely to impact Fund performance.

Unless shares of the Fund are held in a tax advantaged account such as an Individual Retirement Account, a redemption or exchange of Fund shares, including a redemption or exchange of shares on the Liquidation Date, may be considered a taxable event. Please consult your tax advisor if your shares are held in a taxable account.

As of the Liquidation Date, all references to the Fund in the prospectus and the SAI should be considered deleted.

The Fund’s prospectus as well as the statement of additional information can be found at
www.icmarc.org/vpprospectus and then click on the Fund’s name. Please also contact Investor Services toll free at 800-669-7400 for additional information.

Please retain this supplement for future reference.

SUPP-020-201010-322A